Exhibit 99.1

HHH Transaction Agreement Press Release

FOR IMMEDIATE RELEASE

Pershing Square to Invest $900 million to Acquire Nine Million Newly Issued Shares of Howard Hughes Holdings and Transform HHH Into a Diversified Holding Company

Pershing Square to Support HHH’s Strategic Expansion Through Investment, Advisory, and Other Resources

HHH Will Operate as a Diversified Holding Company Seeking to Acquire Controlling Interests in High-Quality, Durable Growth Public and Private Companies

Howard Hughes Corporation, HHH’s Real Estate Development Business and Principal Subsidiary,
Will Continue as the Nation’s Leading Community Builder

Pershing Square’s Primary Purchase of HHH Stock for $100.00 per Share
Represents a 48% Premium to Friday’s Closing Price

Pershing Square Will Now Own 46.9% of the Company

Pershing Square’s Investment Materially Improves Howard Hughes’ Credit Profile and Strategic and Financial Flexibility

THE WOODLANDS, Texas & NEW YORK – May 5, 2025 – Howard Hughes Holdings Inc. (NYSE: HHH) (the “Company,” “Howard Hughes” or “HHH”) and Pershing Square Holdco, L.P. and its wholly owned subsidiary, Pershing Square Capital Management, L.P. (collectively, “Holdco” or “Pershing Square”), today announced an agreement pursuant to which Pershing Square will today invest $900 million to acquire 9,000,000 newly issued shares of HHH. Pershing Square’s investment will enable HHH to become a diversified holding company by acquiring controlling stakes in high-quality, durable growth public and private operating companies while continuing to invest in and grow the Company’s core real estate development and Master Planned Communities business.

Pershing Square’s acquisition of $900 million of newly issued shares of HHH common stock for $100.00 per share represents a premium of 48% to HHH’s closing share price on Friday, May 2, 2025. Pershing Square will now own 46.9% of HHH shares outstanding. Pershing Square has generally agreed to limit its voting power to 40% and its beneficial ownership to 47%.

Pershing Square’s Chairman and Chief Executive Officer, Bill Ackman, has been named the Executive Chairman of the HHH Board of Directors. Ryan Israel, Pershing Square’s Chief Investment Officer, will become HHH’s Chief Investment Officer, a new senior leadership role at the Company. The HHH leadership team, led by CEO David O’Reilly, will remain unchanged with expanded roles and responsibilities. HHH’s other employees will remain unchanged.

As part of the transaction, the entire Pershing Square organization will now be available to HHH to support the Company’s transformation by providing investment, advisory, and other ancillary services, including corporate development, transaction execution, and capital markets assistance. Pershing Square will also assist HHH in identifying and hedging macro-related risks.

Pershing Square Holdco is owned 90% by Pershing Square principals and 10% by strategic investors. Holdco’s $900 million investment represents a ‘look-through’ cash investment by Pershing Square principals of $810 million. When combined with the Pershing Square funds’ existing ownership, this represents a total look-through investment in HHH of $1.2 billion by Pershing Square’s principals.

HHH will pay Pershing Square a quarterly base fee of $3.75 million and a quarterly management fee equal to 0.375% of the increase in HHH’s equity market capitalization above the Reference Market Cap of the Company.  The Reference Market Cap is determined by multiplying the post-transaction share count of 59,393,938 (the “Reference Share Count”) by the Reference Market Price of $66.1453, which is adjusted annually for inflation, subject to equitable adjustment for stock splits, reclassifications or similar capital changes. The Reference Share Count does not change in the event the Company issues additional shares to raise equity, to acquire a company for stock, or to provide equity compensation to employees. As a result, the management fee will not increase due to share issuances. It will only increase if the Company’s share price compounds at a rate in excess of inflation.

HHH will not pay any additional fees, cash compensation, or equity incentives to Pershing Square or its principals or employees.

“This transaction is the result of a rigorous process overseen by HHH’s Special Committee, which included evaluation of each of Pershing Square’s proposals, feedback from HHH stockholders and robust negotiations with Pershing Square’s principals to reach a mutually favorable outcome,” said Scot Sellers, Chairman of the Special Committee. Mr. Sellers continued, “We believe this agreement not only reflects the value that HHH has created in recent years, but it also positions the Company to transform its strategy, with enhanced value creation opportunities and upside potential, while improving its credit profile. With Bill’s and Ryan’s long-term track record of investment success, along with the expertise and support of the entire Pershing Square team, HHH will seek to acquire controlling interests in high-quality, cash-flow-generative public and private companies for the benefit of all HHH stockholders. We are confident the Company is now even better positioned to deliver long-term, sustainable value for our stockholders.”

“I am delighted to return to HHH as its Executive Chairman with the addition of Ryan to assist in transforming the Company to a diversified holding company,” said Bill Ackman. “HHH has built substantial value for shareholders in recent years that has largely gone unrecognized due to the high cost of capital that the market assigns to the Company in light of its pure-play exposure to real estate development and community creation. We believe that HHH is a superb platform to build a faster-growing, high-returning holding company that will acquire control of companies that meet Pershing Square’s criteria for business quality and durable growth. We are looking forward to working with David and the rest of the HHH team in creating long-term value.”

Continued Development of HHC Master Planned Communities

Howard Hughes Corporation (“HHC”), the principal operating subsidiary of HHH, will continue to develop its core Master Planned Communities, Operating Assets and Strategic Developments segments, furthering its commitment to becoming the premier residential and commercial real estate developer.

David O’Reilly, CEO of HHH, said “HHC’s award-winning assets, consistently outstanding operations and cash generation potential will serve as the foundation of a tremendous new value creation strategy. Pershing Square’s investment will create new avenues for growth, while our core business as the nation’s leading community builder will not change. We remain steadfast in our commitment to creating exceptional communities, pursuing innovative development opportunities and acting nimbly to meet market demand and deliver sustainable growth. As we seamlessly expand our priorities, we welcome Bill and Ryan, and the support and resources of Pershing Square.”

Governance & Transaction Details

The transaction was negotiated and unanimously approved by the Special Committee of HHH composed entirely of independent and disinterested directors. Upon recommendation of the Special Committee, the Howard Hughes Board of Directors approved the transaction, which closed today.

Going forward, the Howard Hughes Board of Directors will consist of a majority of independent directors, with Pershing Square having the right to nominate three directors so long as it continues to beneficially own at least 17.5% of the fully diluted HHH shares. The Board now includes David Eun, Beth Kaplan, David O’Reilly, Scot Sellers, Steven Shepsman, Mary Ann Tighe, Anthony Williams, Pershing Square’s Bill Ackman, Ben Hakim and Ryan Israel, and Jean-Baptiste Wautier as a new director. Mr. Wautier brings substantial experience that will support the Board’s oversight of HHH’s expanded strategy, including a 20-year career at BC Partners, a Paris-based private equity firm and investment platform that grew its AUM from $8 billion to $45 billion during his tenure as a member of the firm’s leadership including a 10-year tenure as its Chief Investment Officer.

Additional details regarding the transaction agreements will shortly be filed with the U.S. Securities and Exchange Commission.

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor to the Special Committee, and Hogan Lovells US LLP and Richards, Layton & Finger, P.A. are acting as legal counsel. Morgan, Lewis & Bockius LLP is acting as legal counsel to the Company. Jefferies LLC is acting as financial advisor to Pershing Square, and Sullivan & Cromwell LLP and Morris, Nichols, Arsht & Tunnell LLP are acting as legal counsel.

About Ryan Israel

Mr. Israel has served as the Chief Investment Officer of PSCM since August 2022 and as a member of the board of directors of Pershing Square since June 2024. Mr. Israel joined the PSCM investment team in 2009. Mr. Israel was previously an analyst at The Goldman Sachs Group, Inc. in the Technology, Media and Telecom group. Mr. Israel served as a director of Element Solutions Inc. from October 2013 through January 2019. Mr. Israel received his Bachelor of Science from the Wharton School at the University of Pennsylvania, where he graduated summa cum laude and beta gamma sigma in 2007.

About Jean-Baptiste Wautier

Mr. Wautier is an investor and philanthropist, resident of London, and co-founder of the Wautier Family Office, which was established in 2024. He is currently Chairman of luxury fashion house GEDEBE and a non-executive director at the architectural practice Studio Razavi + Partners, as well as Chair of the Investment Committee at Sci Ventures and Chairman of Aspire. He became a director of Pershing Square Holdings in May 2025. Mr. Wautier is also a Senior Lecturer at Sciences Po University in Paris and an Executive Fellow at Adam Smith's Panmure House. Mr. Wautier began his career at Arthur Andersen before moving to Morgan Stanley. He then joined private equity firm IK Partners in 2000, before moving to BC Partners in 2004, where he served as Chairman of the Investment Committee and Chief Investment Officer in the United Kingdom between 2013 and 2023. He also served as a member of the Management Committee in the United Kingdom between 2018 and 2023, before leaving BC Partners in 2024. Mr. Wautier holds a Master’s (Political Science and Government) and a Master of Science (Industrial Organization) from Sciences Po and Université Sorbonne Paris Nord, respectively.

About Howard Hughes Holdings Inc.

Howard Hughes Holdings Inc. owns, manages, and develops commercial, residential, and mixed-use real estate throughout the U.S. through its wholly owned subsidiary, The Howard Hughes Corporation (HHC). Its award-winning assets include the country’s preeminent portfolio of master planned communities, as well as operating properties and development opportunities including Downtown Columbia® in Maryland; The Woodlands®, Bridgeland® and The Woodlands Hills® in the Greater Houston, Texas area; Summerlin® in Las Vegas; Ward Village® in Honolulu, Hawaiʻi; and Teravalis™ in the Greater Phoenix, Arizona area. HHC’s portfolio is strategically positioned to meet and accelerate development based on market demand, resulting in one of the strongest real estate platforms in the country. Dedicated to innovative placemaking, HHC is recognized for its ongoing commitment to design excellence and to the cultural life of its communities. Howard Hughes Holdings Inc. is traded on the New York Stock Exchange as HHH. For additional information visit www.howardhughes.com.

About Pershing Square Holdco, L.P. and Pershing Square Capital Management, L.P.

Pershing Square is the parent holding company of PSCM, a New York-based SEC-registered investment advisor to investment funds.

Safe Harbor Statement

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts, including, among others, statements regarding the Company’s or Pershing Square’s future financial position, results or performance, and the impact of the transactions described in this press release regarding the impact of the transactions between the Company and Pershing Square, are forward-looking statements. We claim the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Forward-looking statements include statements regarding the intent, belief, or current expectations of the Company or Pershing Square, members of its respective management teams, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “will,” “would,” and other statements of similar expression. Forward-looking statements are not a guaranty of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s or Pershing Square’s abilities to control or predict. Some of the risks, uncertainties and other important factors that may affect future results or cause actual results to differ materially from those expressed or implied by forward-looking statements include: (i) macroeconomic conditions such as volatility in capital markets, and a prolonged recession in the national economy, including any adverse business or economic conditions in the homebuilding, condominium-development, retail, and office sectors; (ii) our inability to obtain operating and development capital for our properties, including our inability to obtain or refinance debt capital from lenders and the capital markets; (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of debt and equity capital; (v) interest rate volatility and inflation; (vi) ability to compete effectively, including the potential impact of heightened competition for tenants and potential decreases in occupancy at our properties; (vii) our ability to realize the anticipated benefits of the transactions with Pershing Square and our new strategy; (viii) our inability to identify and consummate transactions as part of our new strategy of becoming a diversified holding company; (ix) risks inherent in acquiring or making investments in operating companies, especially companies in industries unrelated to our existing real estate business; (x) our ability to realize the anticipated benefits of the spinoff of Seaport Entertainment Group Inc. that was completed in 2024; (xi) the effects of the completion of the spinoff on our ongoing business; (xii) our inability to obtain operating and development capital for our properties, including our inability to obtain or refinance debt capital from lenders and the capital markets; (xiii) our ability to successfully identify, acquire, develop and/or manage properties on favorable terms and in accordance with applicable zoning and permitting laws; (xiv) changes in governmental laws and regulations; (xv) general inflation, including core and wage inflation; commodity and energy price and currency volatility; as well as monetary, fiscal, and policy interventions in anticipation of our reaction to such events, including increases in interest rates; (xvi) mismatch of supply and demand, including interruptions of supply lines; (xvii) lack of control over certain of our properties due to the joint ownership of such property; (xviii) impairment charges; (xix) the effects of catastrophic events or geopolitical conditions, such as international armed conflict, or the occurrence of epidemics or pandemics; (xx) the effects of extreme weather conditions or climate change, including natural disasters, that may cause property damage or interrupt business; (xxi) the impact of water and electricity shortages; (xxii) contamination of our property by hazardous or toxic substances; (xx) terrorist activity, acts of violence, or breaches of our or our vendors’ data security; (xxiii) losses that are not insured or exceed the applicable insurance limits (xxi) our ability to lease new or redeveloped space; (xxiv) our ability to obtain the necessary governmental permits for the development of our properties and necessary regulatory approvals pursuant to an extensive entitlement process involving multiple and overlapping regulatory jurisdictions, which often require discretionary action by local governments; (xxv) increased construction costs exceeding our original estimates, delays or overruns, claims for construction defects, or other factors affecting our ability to develop, redevelop or construct our properties; (xxvi) regulation of the portion of our business that is dedicated to the formation and sale of condominiums, including regulatory filings to state agencies, additional entitlement processes, and requirements to transfer control to a condominium association’s board of directors in certain situations, as well as potential defaults by purchasers on their obligations to purchase condominiums; (xxvii) fluctuations in regional and local economies, the impact of changes in interest rates on residential housing and condominium markets, local real estate conditions, tenant rental rates, and competition from competing retail properties and the internet; (xxviii) the inherent risks related to disruption of information technology networks and related systems, including cyber security attacks; and (xxix) the ability to attract and retain key personnel. The Company refers you to the section entitled “Risk Factors” contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission. Copies of each filing may be obtained from the Company or the Securities and Exchange Commission. The risks included here are not exhaustive and undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Pershing Square, its respective management, or persons acting on their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company and Pershing Square undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Contacts:

Media Relations
Andrew Siegel / Lyle Weston
Joele Frank
212-355-4449

Cristina Carlson

Howard Hughes

cristina.carlson@howardhughes.com

347-454-4259

Francis McGill

McGill@persq.com

212-909-2455

Investor Relations
Eric Holcomb, 281-475-2144
Senior Vice President, Investor Relations
eric.holcomb@howardhughes.com